ALLIANCE NEW EUROPE FUND

SEMI-ANNUAL REPORT
JANUARY 31, 1998

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                                 ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

March 27, 1998

Dear Shareholder:

This semi-annual report contains Alliance New Europe Fund performance and market activity for the period ended January 31, 1998.

ECONOMIC REVIEW
Supported by declining bond yields and an improving profit outlook, European equities rose strongly for the six and 12 months ended January 31, 1998. The period under review was essentially a tale of two halves. From August to October, European markets underwent a correction. Declines in the U.S. equity market and uncertainty surrounding the impact of the evolving crisis in Asia caused investors to take profits and adjust their appetite for equity market risk. Toward year-end, equities recovered. This was a result of declining interest rates and diminishing concerns about further widening of the Asian crisis as policy measures designed to address problems in that region began to be formulated.

The rise in market volatility, coupled with an increasing aversion to "global" risk, led investors to focus on domestically oriented markets and defensive industries at the expense of globally oriented markets and economically sensitive industries. As a result, markets such as Italy, Ireland, and Spain recorded double-digit gains in local terms for the six months ended January 31, 1998, while markets such as Sweden, Norway, and the Netherlands fell in local terms over the same time period. Industries recording the strongest absolute and relative share price gains during this period were pharmaceuticals, telephone utilities, insurance and food manufacturers.

In the foreign exchange markets, the dollar was relatively stable during the period, appreciating slightly against Europe's main currencies. As a result, U.S. dollar based investors benefited from this trend, as returns in U.S. dollar terms were slightly better than those recorded in local currency terms.

INVESTMENT RESULTS
The following table provides information on Alliance New Europe Fund's performance and, for comparison, that of relevant benchmarks for the six and 12 month periods ended January 31, 1998. The Fund underperformed the Morgan Stanley Capital International (MSCI) Europe Index on a six and 12 month basis, albeit with a lower degree of underperformance than in the previous reporting period. Relative to its peer group as represented by the Lipper European Region Funds Average, the Fund continued to improve its relative standing over the last six months and outperformed the Lipper average over the last 12 months.


INVESTMENT RESULTS*
Periods Ended January 31, 1998
                                                   TOTAL RETURNS
                                              6 MONTHS      12 MONTHS
                                             ---------      ---------
ALLIANCE NEW EUROPE FUND
Class A                                         5.83%         22.10%
Class B                                         5.50%         21.23%
Class C                                         5.43%         21.22%

MSCI EUROPE INDEX                               7.97%         29.01%

LIPPER EUROPEAN REGION FUNDS AVERAGE            4.62%         19.21%


* THE FUND'S INVESTMENT RESULTS ARE CUMULATIVE TOTAL RETURNS FOR THE PERIOD AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES AS OF JANUARY 31, 1998. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. TOTAL RETURN FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES ASSOCIATED WITH THAT CLASS. RETURNS FOR THE FUND AND ITS COMPARATIVE BENCHMARKS INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     ALL COMPARATIVE BENCHMARKS ARE UNMANAGED AND REFLECT NO FEES OR EXPENSES. THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE INDEX MEASURES THE PERFORMANCE OF STOCK MARKETS IN 15 EUROPEAN COUNTRIES. THE LIPPER EUROPEAN REGION FUNDS AVERAGE FOR THE SIX AND 12 MONTH PERIODS ENDED JANUARY 31, 1998 REFLECTS THE PERFORMANCE OF 90 AND 81 MUTUAL FUNDS, RESPECTIVELY. THESE FUNDS HAVE GENERALLY SIMILAR INVESTMENT OBJECTIVES TO ALLIANCE NEW EUROPE FUND, ALTHOUGH THE INVESTMENT POLICIES OF SOME FUNDS INCLUDED IN THE AVERAGE MAY VARY. AN INVESTOR CANNOT INVEST DIRECTLY IN THE INDEX OR AVERAGE.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 5.


Our bottom-up stock selection process, which is the primary determinant of returns, led to the Fund underperforming its benchmark during the period under review.


1


                                                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

The primary thrust of our stock selection was toward companies that were both expected to benefit in the near-term from accelerating economic growth, but also appeared undervalued relative to their long-term growth prospects. The Fund's overweight exposure in this group came at the expense of select pharmaceutical and telecommunications stocks. Due to events in Asia, these stocks were very much in demand as investors sought shelter in companies offering predictable and non-economically sensitive earnings streams. The emphasis on economically sensitive stocks was initially additive to performance. Ultimately, however, these stocks hurt returns as the Asian crisis spread from Thailand to Indonesia and on to Hong Kong and Korea. This increased uncertainty caused investors to push down share prices in this group due to a perceived increase in the risk to their earnings outlook.

Stocks included in this group, which are featured prominently in our holdings, included: technology--Nokia, Corp., Telefonaktiebolaget LM Ericcson Cl. B, SGS-Thomson Microelectronics NV; capital goods: ABB, Schindler Holding AG, Schmalbach Lubeca AG; and basic industry--Usinor Sacilor, Thyssen AG, Enso Oy Cl. R, Bekaert NV. For most of the above mentioned stocks, share prices declined by over 20% during the period under review. However, our conviction about the underlying strength in these businesses never wavered. We still hold positions in all of these stocks today with the exception of ABB.

Offsetting declines in economically sensitive stocks held in the Fund were gains in these holdings: financial issues--Credito Italiano SpA, Banco Bilbao Vizacaya, SA, Julius Baer Holding AG, Zurich Versicherungsgesellschaft, Den Norske Bank ASA, Bank Austria AG, Royal & Sun Alliance Insurance Group Plc.; consumer staples and health care--Nestle SA, Bass Plc., Whitbread Plc. Cl. A, Orion-Yhtymae Oy Ser. B, Novartis AG; and consumer services--Adidas AG, Pinault-Printemps-Redoute, SA, Kingfisher Plc. Even two of our cyclical holdings, Akzo Nobel NV and Ciba Specialty Chemicals AG, did well during the period.

During the six months ended January 31, 1998, we further concentrated the Fund's holdings, with the number of stocks owned in the Fund's portfolio declining from 107 issues down to 87. The adjustment in holdings was part of a strategy to better concentrate the portfolio in companies where we have the most conviction about future growth prospects and where the price for this future growth appears undervalued.

MARKET REVIEW
Buoyed by declining interest rates, expectations for strong profit growth, and ongoing mergers and acquisition activity, European equities were able to push to new highs in early 1998. The performance leaders for much of the second half of 1997 were Italy and Spain, which appreciated 26.5% and 18.8% in local currency terms, respectively, for the six months ended January 1998. For the twelve months ending January 1998, these two markets returned a handsome 49.7% and 54.1% in local currency terms, respectively. The best market of all during this period was Portugal, which became a member of the MSCI European Index in December. In local currency terms, this market returned 67.7% for the twelve months ended January 1998. To put the year in context, even the worst performing market in Europe, Norway, returned a respectable 8.8% in local currency terms. (The foregoing performance figures are respective of the MSCI Index returns for the specific countries mentioned.)

In 1997, the European economic recovery, which blossomed in the spring, gained momentum in the autumn and early winter. The recovery came on the back of a modest revival in domestic consumption (except in Germany) and ongoing strength in export demand. Particularly noticeable was the pickup in investment led activity throughout Europe. But while the volume of economic activity accelerated, the price of goods and services continued to show a relatively weak trend. By year-end, inflation in nearly all economies in Europe had fallen to a level below 2%, with the exception of the United Kingdom, where inflation now seems to be peaking at approximately 2.7%. Downward pressure on inflation led bond prices to rise further, thus helping long-term interest rates in Europe approach their lowest levels since World War II. The decline in bond yields played a critical role in supporting overall equity prices during a period of increasing uncertainty with regard to the magnitude of future growth in earnings.


2


                                                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

As interest rates decline, the attractiveness of fixed income instruments relative to stocks diminishes. The decline in bond yields, generally, and the decline in peripheral market short-term interest rates, specifically, also played a pivotal role in influencing the relative preferences of investors. Spain and Italy benefited the most from this shift in asset preference. In January 1998, inflows into Italian equity mutual funds experienced this shift with dramatic results. In this one month alone, equity mutual funds received over $4 billion in net new cash. To put this into context, equity mutual fund flows in the U.S. have been averaging $12-$14 billion a month, and the U.S. equity market is nearly 30 times larger than the Italian equity market.

Corporate activity was also particularly noteworthy during the period with many companies announcing share buybacks or mergers and acquisitions. Such levels of activity have been made possible by large cash balances building up inside of corporate balance sheets and a strategic and structural need to increase mass as Europe moves closer to monetary union in 1998 and 1999. While a more proactive approach to rewarding shareholders through active share buyback programs is a new and welcome concept to the European markets, the real spotlight during the period fell on companies announcing mergers and acquisitions.

In the financial services industry, Allianz of Germany successfully bid for Assurance General of France, topping a bid made for the company only one month earlier by Assicurazione Generali of Italy. Elsewhere in the insurance industry, Zurich Insurance of Switzerland took over BAT Industries of the United Kingdom. And in the biggest financial services transaction of all, Swiss Bank and UBS agreed to merge. The new enterprise will now be one of the five largest commercial/investment banks in the world in addition to being one of the top three asset managers in the world ranked by size.

INVESTMENT ACTIVITY AND OUTLOOK
At the end of July 1997, our valuation indicators in Europe suggested that markets were fair to slightly overvalued, using then present bond yields and consensus expectations for earnings growth. At the end of January 1998, our valuation work once again indicates that European markets are at fair value. To some extent, the discussion surrounding valuations is somewhat moot at this juncture. With inflationary pressures all but non-existent, it is very likely that low nominal bond yields will remain in place for some time to come. These low levels of bond yields will be necessary, in our opinion, to defray any pressure on equity prices which may arise from diminishing certainty with regard to earnings growth.

In our last letter to shareholders, we argued that ongoing earnings surprises--the ability of companies to exceed market expectations--was an essential ingredient to the further progress of share prices in Europe. As corporate year-end reports have begun to filter in, many companies are indeed reporting strong profit growth numbers for 1997, with some exceeding expectations. However, managements have been more cautious on the outlook for 1998 given the as yet indeterminant economic impact of the Asian crisis. The good news for European companies is that they are less directly exposed to the Asian crisis than companies in Japan or the United States. The tangible impact of the Asian crisis on economic activity will be felt most acutely in the first two quarters of 1998. At that time, we will be better able to assess not only the direct impact, but also the secondary and tertiary effects, of this region's still evolving crisis.

Analyst expectations for 1998 and 1999 earnings growth are now beginning to fall as the investment community discounts a lower, albeit a still strong rate of growth in earnings in 1998. Europe as a whole is expected to generate a 12.5% increase in earnings in 1998. The price for 12.5% earnings growth is a 1998 price to earnings ratio of 18.0. This is by no means cheap, but it is not necessarily overpriced should both the 12.5% growth be achieved and interest rates remain at present levels.

We think companies that are likely to grow profits and meet or exceed expectations in this uncertain and difficult environment are those which can fall into these categories: top line growers, beneficiaries of supply/demand imbalances, global leaders and ongoing restructuring stories. In the top-line growth category, we would include companies such as Adidas AG, Novartis AG, Nokia Corp., and Wolters Kluwer NV.

In the category of beneficiaries of supply/demand imbalances, we include ASM Lithography Holding NV in the Netherlands. This company is the second largest manufacturer of laser-based DUV (deep ultra-violet) scanners and steppers in the world. The company's only


3


                                                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

competitors are Nikon and Canon, the latter having been passed in market share in 1997. ASM is a beneficiary of supply/demand imbalance because the company is effectively capacity-constrained in the production of its machines. Technology companies need their machines to produce more complex and smaller microchips, yet the key component to their machines, a high performance laser, cannot be made in sufficient quantities because of the low availability of high quality quartz lenses. As a result, the company enjoys pricing power in the marketplace. This is well deserved due to the high productivity their machines generate relative to the competition. We started a position with ASM in October after the company's shares had fallen on concerns about slowing demand for their products. We did not share these concerns. Rather, we saw the price decline as an opportunity to own an exceptional business at a good price.

In the category of ongoing restructuring, there are numerous stories. In capital goods, this would include Schindler Holding AG, the Swiss manufacturer of elevator lifts and accessories, and Schmalbach Lubeca AG, the German manufacturer and world's second largest producer of PET bottles. In consumer services, we would include Pinault-Printemps-Redoute in France. A recovery in domestic consumption has had a magnified impact on the company's bottom line. Additionally, the company's strong position in the retail market has allowed it to make further acquisitions (e.g., Guilbert) which will allow it to build a wider and more diverse growth base for the future. The company's shares have already appreciated by over 30% since we first bought them in August. If consumption in France remains strong, this company should greatly benefit. Several basic industry stocks fall into this category as well, although we generally remain negative on this group due to sluggish profit growth and only average valuations. Exceptions include the chemical/pharmaceutical company, Akzo Nobel NV, the specialty chemical company, Ciba Specialty Chemicals AG, the industrial and steel company, Thyssen AG (soon to become the world's second largest steel manufacturer as a result of its merger with Krupp), and the diversified steel manufacturer, Usinor.

Overall, we remain attracted to many companies in Europe. As a result, we continue to limit the Fund's cash position to an average of 3%-4% of Fund assets. Should the crises in Asia draw to a more convincing close in the near-term, we think European equities in general could achieve very solid returns. However, should the crisis in Asia drag on, and the problems spread to other parts of the world, the outlook for gains in European share prices would certainly have to be much more subdued. As was the case in the six months ended January 1998, we expect European equity markets in the six months ending July 1998 to be volatile, but hopefully with an upward trend to their trajectory.

As always, we appreciate your investment in Alliance New Europe Fund and look forward to reporting its progress to you in the coming period.

Sincerely,


John D. Carifa
Chairman and President


Stephen Beinhacker
Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


4


INVESTMENT OBJECTIVE AND POLICIES                      ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

Alliance New Europe Fund is a non-diversified investment company that seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe.


INVESTMENT RESULTS
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 1998

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      22.10%         16.88%
Five Years                    19.32%         18.29%
Since Inception*              10.63%         10.02%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      21.23%         17.23%
Five Years                    18.48%         18.48%
Since Inception*              12.21%         12.21%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      21.22%         20.22%
Since Inception*              16.92%         16.92%



SEC AVERAGE ANNUAL TOTAL RETURNS (AT MAXIMUM OFFERING PRICE) AS OF THE MOST RECENT QUARTER-END (DECEMBER 31, 1997)

                     CLASS A     CLASS B     CLASS C
                    ----------  ----------  ----------
Year to Date**       11.88%      11.98%      15.12%
1 Year               11.88%      11.98%      15.12%
3 Year               16.97%      17.32%      17.84%
5 Year               17.64%      17.84%      16.39%***
10 Year               9.63%***   11.77%***     n/a


The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1; 3% year 2; 2% year 3; 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class. SEC average annual total returns for the period shown reflect reinvestment of all distributions and deduction of the maximum 4.25% front-end sales charges.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*     Inception: 4/2/90, Class A; 3/5/91, Class B; 5/3/93, Class C.
**    Not Annualized.
***   Since inception.
n/a:  not applicable.


5


TEN LARGEST HOLDINGS
JANUARY 31, 1998 (UNAUDITED)                           ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

                                                                    PERCENT OF
COMPANY                                        U.S. $ VALUE         NET ASSETS
-------------------------------------------------------------------------------
Novartis AG                                     $ 6,167,807             3.5%
Nestle, SA                                        4,895,950             2.8
Nokia Corp.                                       4,387,914             2.5
Total, SA Cl. B                                   3,921,716             2.2
Bass Plc.                                         3,851,485             2.2
British Aerospace Plc.                            3,805,800             2.1
International Nederlanden Groep NV                3,750,886             2.1
Tomkins Plc.                                      3,722,153             2.1
Adidas AG                                         3,707,707             2.1
Ladbroke Group Plc.                               3,663,303             2.0
                                                $41,874,721            23.6%



MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
_______________________________________________________________________________

                                                          SHARES*
-------------------------------------------------------------------------------
                                                                    HOLDINGS
PURCHASES                     COUNTRY                BOUGHT         1/31/98
-------------------------------------------------------------------------------
Adidas AG                     Germany                16,700          25,200
ASM Lithography Holding NV    Netherlands            30,000          30,000
HSBC Holdings Plc.            United Kingdom         90,000          90,000
Julius Baer Holding AG        Switzerland             1,700           1,700
Nokia Corp.                   Finland                44,000          56,000
Schneider, SA                 France                 43,500          43,500
Telefonaktiebolaget
  LM Ericsson Cl. B           Sweden                 54,000          54,000
Thyssen AG                    Germany                12,760          12,760
Whitbread Plc. Cl. A          United Kingdom        169,071         169,071
Wolters Kluwer NV             Netherlands            16,000          16,000


                                                                    HOLDINGS
SALES                         COUNTRY                SOLD           1/31/98
-------------------------------------------------------------------------------
Assurances Generales
  de France                   France                 57,000              -0-
Baloise Holdings              Switzerland             1,480              -0-
British Petroleum Co. Plc.    United Kingdom        212,000              -0-
Cable & Wireless Plc.         United Kingdom        266,100              -0-
Fortis Amev NV                Netherlands            48,100              -0-
General Electric Co. Plc.     United Kingdom        368,200              -0-
National Grid Group Plc.      United Kingdom        453,000              -0-
Reed International Plc.       United Kingdom        238,200              -0-
Shell Transport &
  Trading Co. Plc.            United Kingdom        335,700              -0-
TI Group Plc.                 United Kingdom        230,000              -0-


*    Adjusted for stock splits.


6


INDUSTRY DIVERSIFICATION
JANUARY 31, 1998 (UNAUDITED)                           ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

                                                                    PERCENT OF
                                               U.S. $ VALUE         NET ASSETS
-------------------------------------------------------------------------------
Aerospace & Defense                            $  3,805,800             2.1%
Basic Industries                                 17,987,930            10.1
Capital Goods                                     5,068,040             2.9
Consumer Manufacturing                           14,757,082             8.3
Consumer Services                                28,849,095            16.3
Consumer Staples                                 13,918,697             7.9
Energy                                            7,547,781             4.3
Finance                                          26,624,324            15.0
Healthcare                                       13,533,435             7.6
Multi-Industry                                   12,973,384             7.3
Technology                                       11,025,514             6.2
Transportation                                    1,964,814             1.1
Utilities                                         8,194,012             4.6
Other                                               163,580             0.1
Total Investments                               166,413,488            93.8
Cash and receivables, net of liabilities         10,965,188             6.2
Net Assets                                     $177,378,676           100.0%


7


PORTFOLIO OF INVESTMENTS
JANUARY 31, 1998 (UNAUDITED)                           ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-90.6%
AUSTRIA-0.6%
Bank Austria AG                                  17,600     $    996,678

BELGIUM-1.2%
Barco NV                                          4,800        1,019,841
Bekaert NV                                        1,780        1,139,058
                                                             ------------
                                                               2,158,899

DENMARK-1.4%
Den Danske Bank                                   9,000        1,201,533
Ratin AS Cl. B                                    7,000        1,004,866
Sophus Berendsen AS Ser. B                        7,000          235,139
                                                             ------------
                                                               2,441,538

FINLAND-4.0%
Enso Oy Cl. R                                   126,000        1,023,678
Nokia Corp.                                      56,000        4,387,914
Orion-yhtymae Oy Ser. B                          57,040        1,724,943
                                                             ------------
                                                               7,136,535

FRANCE-13.3%
Accor, SA (a)                                     4,918          968,028
Alcatel Alsthom (Cie Generale) (a)               11,400        1,512,682
Compagnie de Saint-Gobain                        13,762        1,814,868
Compagnie Francaise d'Etudes et
  de Construction Technip                         6,240          648,748
Elf Aquitaine, SA (a)                            23,000        2,597,682
ISIS (b)                                         11,498        1,028,383
L'Air Liquide                                    12,500        1,974,865
Pinault-Printemps-Redoute, SA                     4,055        2,382,569
Schneider, SA                                    43,500        2,531,761
SGS-Thomson Microelectronics NV (a) (b)          13,700          938,898
Societe Generale (a)                              8,000        1,039,334
Total, SA Cl. B (a)                              37,662        3,921,716
Usinor Sacilor                                   80,000        1,099,396
Valeo, SA                                        17,000        1,188,363
                                                             ------------
                                                              23,647,293

GERMANY-7.0%
Adidas AG                                        25,200        3,707,707
Continental AG                                    8,600          197,561
Mannesmann AG                                     1,400          797,900
Merck KGaA                                       40,000        1,391,457
Schmalbach Lubeca AG (a)                         10,740        1,903,276
Thyssen AG                                       12,760        2,673,019
Veba AG (a)                                      26,000        1,797,517
                                                             ------------
                                                              12,468,437

ITALY-5.0%
Credito Italiano SpA                            727,000        2,716,100
Parmalat Finanziaria SpA                        777,000        1,225,335
Telecom Italia Mobile SpA                       414,000        1,974,707
Telecom Italia SpA                              420,388        2,912,807
                                                             ------------
                                                               8,828,949

NETHERLANDS-9.7%
Akzo Nobel NV                                    20,000        3,623,565
ASM Lithography Holding NV (b)                   30,000        2,068,112
International Nederlanden Groep NV               81,846        3,750,886
KLM Royal Dutch Air Lines NV                     25,000          867,782
Philips Electronics NV                           37,700        2,547,681
Stork NV                                         36,000        1,272,326
Thermo Eurotech NV (b) (c)                      160,000          466,053
Vendex International NV                           9,000          493,725
Wolters Kluwer NV                                16,000        2,167,148
                                                             ------------
                                                              17,257,278


8


                                                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
NORWAY-2.2%
Bergesen Cl. A                                   82,850     $  1,797,642
Den Norske Bank ASA                             200,000          875,816
Schibsted ASA                                    70,000        1,144,892
                                                             ------------
                                                               3,818,350

SPAIN-2.8%
Banco Bilbao Vizacaya, SA                        37,000        1,293,848
Banco Santander, SA                              37,800        1,334,017
Tabacalera, SA Ser. A                            20,580        1,759,315
Unidad Editorial, SA Ser. A (b) (c)             549,920          567,678
                                                             ------------
                                                               4,954,858

SWEDEN-2.8%
Electrolux AB Ser. B                             17,000        1,239,147
Telefonaktiebolaget LM
Ericsson Cl. B                                   54,000        2,117,908
Volvo AB Cl. A                                   16,800          452,738
  Cl. B                                          41,000        1,122,595
                                                             ------------
                                                               4,932,388

SWITZERLAND-13.6%
Ciba Specialty Chemicals AG (a) (b)              28,000        3,213,923
Julius Baer Holding AG                            1,700        3,154,331
Nestle, SA                                        3,070        4,895,950
Novartis AG (a)                                   3,600        6,167,807
Schindler Holding AG                              1,330        1,454,561
  REGD                                              260          286,991
Schweizerische Rueckversicherungs-
  Gesellschaft                                    1,200        2,364,732
Zurich Versicherungsgesellschaft                  5,200        2,602,289
                                                             ------------
                                                              24,140,584

UNITED KINGDOM-26.9%
Bass Plc.                                       250,000        3,851,485
Beazer Group Plc.                               469,900        1,344,871
BPB Plc.                                        165,100          812,739
British Aerospace Plc.                          146,633        3,805,800
British Airways Plc.                             90,000          754,351
Compass Group Plc.                              225,000        3,021,085
Diageo Plc.                                     120,000        1,072,528
Energis Plc. (b)                                228,800        1,347,088
General Accident Plc.                             1,022           20,024
HSBC Holdings Plc.                               90,000        2,341,801
Johnson Matthey Plc.                            216,000        1,808,677
Kingfisher Plc.                                 141,306        2,209,306
Ladbroke Group Plc.                             777,081        3,663,303
Lloyds TSB Group Plc.                           177,631        2,473,664
Railtrack Group Plc.                             10,500          167,172
Royal & Sun Alliance Insurance Group Plc.        80,326          901,192
Royal Bank of Scotland Group Plc.                80,000        1,124,535
Rugby Group Plc.                                788,000        1,494,932
Siebe Plc.                                      123,000        2,110,172
Smithkline Beecham Plc.                          82,000        1,035,305
Tomkins Plc.                                    696,000        3,722,153
United Assurance Group Plc.                     158,000        1,587,875
United News & Media Plc.                        245,090        2,821,860
Vodafone Group Plc.                             196,000        1,508,981
Whitbread Plc. Cl. A                            169,071        2,691,797
                                                             ------------
                                                              47,692,696

OTHER-0.1%
Asesores Bursatiles Capital Fund NV (b) (c)           8          163,580

Total Common Stocks & Other Investments
  (cost $133,939,328)                                        160,638,063


9


PORTFOLIO OF INVESTMENTS (CONTINUED)                   ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
PREFERRED STOCKS-3.2%
GERMANY-3.2%
Henkel KGaA Vz                                   39,240     $  2,339,419
Hornbach Holding AG                              10,000          678,226
ProSieben Media AG                               37,514        1,830,252
Wella AG                                          1,220          927,528

Total Preferred Stocks
  (cost $4,828,327)                                            5,775,425

TOTAL INVESTMENTS-93.8%
  (cost $138,767,655)                                        166,413,488
Other assets less liabilities-6.2%                            10,965,188

NET ASSETS-100%                                             $177,378,676


(a) Securities, or portion thereof, with an aggregate market value of $24,060,863 have been segregated to collateralize a forward exchange currency contract.

(b)  Non-income producing security.

(c)  Restricted and illiquid securities, valued at fair value (see Notes A & F).

     See notes to financial statements.


10


STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 1998 (UNAUDITED)                           ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $138,767,655)         $166,413,488
  Cash, at value (cost $7,886,497)                                   7,842,840
  Receivable for investment securities sold                          5,358,746
  Unrealized appreciation of forward exchange
    currency contract                                                  812,555
  Dividends receivable                                                 642,027
  Receivable for capital stock sold                                    425,629
  Other assets                                                           7,020
  Total assets                                                     181,502,305

LIABILITIES
  Payable for investment securities purchased                        3,317,787
  Payable for capital stock redeemed                                   295,450
  Advisory fee payable                                                 154,530
  Distribution fee payable                                              95,559
  Accrued expenses and other liabilities                               260,303
  Total liabilities                                                  4,123,629

NET ASSETS                                                        $177,378,676

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $    103,821
  Additional paid-in capital                                       141,008,542
  Distributions in excess of net investment income                  (1,479,528)
  Accumulated net realized gain on investments and
    foreign currency transactions                                    9,395,641
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                     28,350,200
                                                                  $177,378,676

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($85,599,777/4,894,277 shares of capital stock
    issued and outstanding)                                             $17.49
  Sales charge--4.25% of public offering price                             .78
  Maximum offering price                                                $18.27

  CLASS B SHARES
  Net asset value and offering price per share
    ($69,562,920/4,168,115 shares of capital stock
    issued and outstanding)                                             $16.69

  CLASS C SHARES
  Net asset value and offering price per share
    ($18,026,895/1,079,309 shares of capital stock
    issued and outstanding)                                             $16.70

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per
    share ($4,189,084/240,350 shares of capital stock
    issued and outstanding)                                             $17.43


See notes to financial statements.


11


STATEMENT OF OPERATIONS
SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)          ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes
    withheld of $69,769)                                           $   713,267

EXPENSES
  Advisory fee                                      $  885,628
  Distribution fee - Class A                           120,553
  Distribution fee - Class B                           341,153
  Distribution fee - Class C                            88,634
  Transfer agency                                      137,931
  Custodian                                            107,363
  Administrative                                        61,000
  Audit and legal                                       56,965
  Registration                                          41,561
  Printing                                              27,059
  Directors' fees                                       17,000
  Miscellaneous                                         17,948
  Total expenses                                                     1,902,795
  Net investment loss                                               (1,189,528)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                       6,987,504
  Net realized gain on foreign currency transactions                 9,818,328
  Net change in unrealized appreciation (depreciation) of:
    Investments                                                     (5,225,677)
    Foreign currency denominated assets and liabilities               (599,029)
  Net gain on investments and foreign currency transactions         10,981,126

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $ 9,791,598


See notes to financial statements.


12


STATEMENT OF CHANGES IN NET ASSETS                     ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

                                                 SIX MONTHS ENDED   YEAR ENDED
                                                  JAN. 31, 1998      JULY 31,
                                                   (UNAUDITED)         1997
                                                 --------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                    $ (1,189,528)   $    162,167
  Net realized gain on investments and
    foreign currency transactions                   16,805,832      10,848,198
  Net change in unrealized appreciation
    (depreciation) of investments and foreign
    currency denominated assets and liabilities     (5,824,706)     24,996,705
  Net increase in net assets from operations         9,791,598      36,007,070

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                                 -0-       (576,971)
    Advisor Class                                           -0-        (27,293)
  Distributions in excess of net
    investment income
    Class A                                           (163,447)       (110,528)
    Class B                                                 -0-       (294,871)
    Class C                                                 -0-        (77,561)
    Advisor Class                                      (18,527)        (44,709)
  Net realized gain on investments
    Class A                                         (8,368,006)     (5,185,709)
    Class B                                         (7,564,196)     (3,892,291)
    Class C                                         (1,982,938)     (1,023,804)
    Advisor Class                                     (421,605)       (413,229)

CAPITAL STOCK TRANSACTIONS
  Net increase                                      20,458,397      14,458,994
  Total increase                                    11,731,276      38,819,098

NET ASSETS
  Beginning of year                                165,647,400     126,828,302
  End of period                                   $177,378,676    $165,647,400


See notes to financial statements.


13


NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 1998 (UNAUDITED)                           ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance New Europe Fund, Inc. (the "Fund"), which is a Maryland corporation, is registered under the Investment Company Act of 1940, as a non-diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchange whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Restricted securities, illiquid securities and securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with the procedures adopted by, the Fund's Board of Trustees. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when earned or accrued.

Net realized foreign exchange gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities and forward currency exchange contracts, holding of foreign currencies, exchange gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of foreign currency denominated assets and liabilities.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.


14


                                                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares (Advisor Class shares have no distribution fees).

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to the annualized rate of 1.10% of the Fund's average daily net assets up to $100 million, .95% of the next $100 million of the Fund's average daily net assets and .80% of the Fund's average daily net assets over $200 million. Pursuant to the advisory agreement, the Fund paid $61,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended January 31, 1998.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $97,807 for the six months ended January 31, 1998.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $4,403 from the sale of Class A shares and $46,134 and $4,750 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the six months ended January 31, 1998.

Brokerage commissions paid on investment transactions for the six months ended January 31, 1998, amounted to $446,252, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $450,807 and $14,037 for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


15


NOTES TO FINANCIAL STATEMENTS (CONTINUED)              ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $96,710,563 and $97,887,946, respectively, for the six months ended January 31, 1998. There were no purchases or sales of U.S. government and government agency obligations for the six months ended January 31, 1998.

At January 31, 1998, the cost of investments for federal income tax purposes was $138,771,763. Accordingly, gross unrealized appreciation of investments was $32,068,821 and gross unrealized depreciation of investments was $4,427,096, resulting in net unrealized appreciation of $27,641,725 (excluding foreign currency transactions).

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward foreign exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward foreign exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss from foreign currency transactions.

Fluctuations in the value of forward foreign exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward foreign exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

At January 31, 1998, the Fund had an outstanding forward foreign exchange currency contract as follows:

                          CONTRACT      VALUE ON       U.S. $
                           AMOUNT     ORIGINATION      CURRENT      UNREALIZED
                            (000)         DATE          VALUE      APPRECIATION
                          --------    -----------    -----------   ------------
FOREIGN EXCHANGE CURRENCY
SALE CONTRACT
French Francs,
  settling 3/06/98         133,520    $22,657,390    $21,844,835     $812,555


16


                                                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 200,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 50,000,000 authorized shares. Transactions in shares of beneficial interest were as follows:


                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JAN. 31, 1998    JULY 31,    JAN. 31, 1998     JULY 31,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                    -------------  ------------  ---------------  -------------
CLASS A
Shares sold            3,121,987     1,303,075    $ 54,879,136    $ 21,713,136
Shares issued in
  reinvestment of
  dividends and
  distributions          378,398       254,664       6,266,271       3,984,275
Shares converted
  from Class B            51,779       100,299         947,836       1,691,373
Shares redeemed       (2,880,242)   (2,108,514)    (51,452,062)    (35,513,171)
Net increase
  (decrease)             671,922      (450,476)   $ 10,641,181    $ (8,124,387)

CLASS B
Shares sold            1,225,819     1,781,457    $ 21,206,449    $ 28,883,265
Shares issued in
  reinvestment of
  dividends and
  distributions          400,667       172,848       6,334,550       2,609,985
Shares converted
  to Class A             (54,101)     (104,138)       (947,836)     (1,691,373)
Shares redeemed       (1,098,394)     (941,780)    (19,167,072)    (15,417,285)
Net increase             473,991       908,387    $  7,426,091    $ 14,384,592

CLASS C
Shares sold              231,593     1,141,931    $  3,990,380    $ 18,134,537
Shares issued in
  reinvestment of
  dividends and
  distributions          111,992        35,907       1,771,714         543,388
Shares redeemed         (209,586)     (893,992)     (3,618,655)    (14,251,265)
Net increase             133,999       283,846    $  2,143,439    $  4,426,660


                      SIX MONTHS     OCTOBER 2,    SIX MONTHS      OCTOBER 2,
                         ENDED        1996(A)         ENDED         1996(A)
                     JAN. 31,1998       TO        JAN. 31,1998         TO
                     (UNAUDITED)   JULY 31,1997    (UNAUDITED)    JULY 31,1997
                     ------------  ------------  --------------  --------------
ADVISOR CLASS
Shares sold              115,475       572,938    $  2,033,263    $  9,725,312
Shares issued in
  reinvestment of
  distributions           25,968        26,029         428,214         405,264
Shares redeemed         (123,391)     (376,669)     (2,213,791)     (6,358,447)
Net increase              18,052       222,298    $    247,686    $  3,772,129


(a)  Commencement of distribution.


17


NOTES TO FINANCIAL STATEMENTS (CONTINUED)              ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

NOTE F: RESTRICTED AND ILLIQUID SECURITIES

                                                         DATE
SECURITY                                               ACQUIRED    U.S. $ COST
--------                                               --------    -----------
Asesores Bursatiles Capital Fund NV                    10/29/90      $340,973
Thermo Eurotech NV                                      3/19/91       512,088
Unidad Editorial, SA Ser. A                            10/01/92       699,170


The securities shown above are restricted as to sale and have been valued at fair value in accordance with procedures described in Note A. The value of these securities at January 31, 1998 was $1,197,311, representing 0.7% of net assets.


NOTE G: CONCENTRATION OF RISK
The Fund has invested approximately 27% of its net assets in United Kingdom equity securities. Political, social or economic changes in this market may have a greater impact on the value of the Fund's portfolio due to this concentration.


18


FINANCIAL HIGHLIGHTS                                   ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                   CLASS A
                                        -------------------------------------------------------------------------------------------
                                          SIX MONTHS                                            MARCH 1,
                                             ENDED                                                1994
                                          JANUARY 31,           YEAR ENDED JULY 31,                TO       YEAR ENDED FEBRUARY 28,
                                             1998      -------------------------------------    JULY 31,    -----------------------
                                         (UNAUDITED)        1997         1996         1995       1994(A)       1994         1993
                                        -------------  -------------  ----------  ----------  ------------  ----------  -----------
Net asset value, beginning of period       $18.61         $15.84       $15.11       $12.66      $12.53       $ 9.37       $ 9.81

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                 (.09)(b)        .07(b)       .18          .04         .09          .02(b)       .04
Net realized and unrealized gain
  (loss) on investments and foreign
  currency transactions                      1.06           4.20         1.02         2.50         .04         3.14         (.33)
Net increase (decrease) in net asset
  value from operations                       .97           4.27         1.20         2.54         .13         3.16         (.29)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           -0-          (.15)          -0-        (.09)         -0-          -0-        (.15)
Distributions in excess of net
investment income                            (.04)          (.03)          -0-          -0-         -0-          -0-          -0-
Distributions from net realized
  gains on investments and foreign
  currency transactions                     (2.05)         (1.32)        (.47)          -0-         -0-          -0-          -0-
Total dividends and distributions           (2.09)         (1.50)        (.47)        (.09)         -0-          -0-        (.15)
Net asset value, end of period             $17.49         $18.61       $15.84       $15.11      $12.66       $12.53       $ 9.37

TOTAL RETURN
Total investment return based on
  net asset value (c)                        5.83%         28.78%        8.20%       20.22%       1.04%       33.73%       (2.82)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                         $85,600        $78,578      $74,026      $86,112     $86,739      $90,372      $79,285
Ratio of expenses to average
  net assets                                 1.89%(d)       2.05%(e)     2.14%        2.09%       2.06%(d)     2.30%        2.25%
Ratio of net investment income
  (loss) to average net assets              (1.05)%(d)       .40%        1.10%         .37%       1.85%(d)      .17%         .47%
Portfolio turnover rate                        60%            89%          69%          74%         35%          94%         125%
Average commission rate paid (f)           $.0384         $.0569           --           --          --           --           --


See footnote summary on page 22.


19


FINANCIAL HIGHLIGHTS (CONTINUED)                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                   CLASS B
                                        -------------------------------------------------------------------------------------------
                                          SIX MONTHS                                            MARCH 1,
                                             ENDED                                                1994
                                          JANUARY 31,           YEAR ENDED JULY 31,                TO       YEAR ENDED FEBRUARY 28,
                                             1998      -------------------------------------    JULY 31,    -----------------------
                                         (UNAUDITED)        1997         1996         1995       1994(A)       1994         1993
                                        -------------  -------------  ----------  ----------  ------------  -----------  ----------
Net asset value, beginning of period       $17.87         $15.31       $14.71       $12.41      $12.32       $ 9.28        $ 9.74

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                 (.16)(b)       (.04)(b)      .08         (.05)        .07         (.05)(b)      (.02)
Net realized and unrealized gain
  (loss) on investments and
  foreign currency transactions              1.03           4.02          .99         2.44         .02         3.09          (.33)
Net increase (decrease) in net
  asset value from operations                 .87           3.98         1.07         2.39         .09         3.04          (.35)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           -0-            -0-          -0-        (.09)         -0-          -0-         (.11)
Dividends in excess of net
  investment income                            -0-          (.10)          -0-          -0-         -0-          -0-           -0-
Dividends from net realized gains
  on investments and foreign
  currency transactions                     (2.05)         (1.32)        (.47)          -0-         -0-          -0-           -0-
Total dividends and distributions           (2.05)         (1.42)        (.47)        (.09)         -0-          -0-         (.11)
Net asset value, end of period             $16.69         $17.87       $15.31       $14.71      $12.41       $12.32        $ 9.28

TOTAL RETURN
Total investment return based on
  net asset value (c)                        5.50%         27.76%        7.53%       19.42%        .73%       32.76%        (3.49)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                         $69,563        $66,032      $42,662      $34,527     $31,404      $20,729        $1,732
Ratio of expenses to average
  net assets                                 2.59%(d)       2.75%(e)     2.86%        2.79%       2.76%(d)     3.02%         3.00%
Ratio of net investment income
  (loss) to average net assets              (1.75)%(d)      (.23)%        .59%        (.33)%      1.15%(d)     (.52)%        (.50)%
Portfolio turnover rate                        60%            89%          69%          74%         35%          94%          125%
Average commission rate paid (f)           $.0384         $.0569           --           --          --           --            --


See footnote summary on page 22.


20


                                                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                              CLASS C
                                          ---------------------------------------------------------------------------------
                                           SIX MONTHS                                              MARCH 1,       MAY 3,
                                              ENDED                                                  1994         1993(G)
                                             JAN. 31,                YEAR ENDED JULY 31,              TO            TO
                                               1998      --------------------------------------    JULY 31,      FEB. 28,
                                           (UNAUDITED)       1997          1996         1995        1994(A)       1994
                                          -------------  ------------  -----------  -----------  ------------  ------------
Net asset value, beginning of period        $17.89         $15.33        $14.72       $12.42       $12.33       $10.21

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                  (.16)(b)       (.04)(b)       .08         (.07)         .06         (.04)(b)
Net realized and unrealized gain
  on investments and foreign
  currency transactions                       1.02           4.02          1.00         2.46          .03         2.16
Net increase in net asset
  value from operations                        .86           3.98          1.08         2.39          .09         2.12

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            -0-            -0-           -0-        (.09)          -0-          -0-
Distributions in excess of net
  investment income                             -0-          (.10)           -0-          -0-          -0-          -0-
Distributions from net realized gains
  on investments and foreign
  currency transactions                      (2.05)         (1.32)         (.47)          -0-          -0-          -0-
Total dividends and distributions            (2.05)         (1.42)         (.47)        (.09)          -0-          -0-
Net asset value, end of period              $16.70         $17.89        $15.33       $14.72       $12.42       $12.33

TOTAL RETURN
Total investment return based on
  net asset value (c)                         5.43%         27.73%         7.59%       19.40%         .73%       20.77%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                          $18,027        $16,907       $10,141       $7,802      $11,875      $10,886
Ratio of expenses to average
  net assets                                  2.59%(d)       2.74%(e)      2.87%        2.78%        2.76%(d)     3.00%(d)
Ratio of net investment income
  (loss) to average net assets               (1.76)%(d)      (.23)%         .58%        (.33)%       1.15%(d)     (.52)%(d)
Portfolio turnover rate                         60%            89%           69%          74%          35%          94%
Average commission rate paid (f)            $.0384         $.0569            --           --           --           --


See footnote summary on page 22.


21


FINANCIAL HIGHLIGHTS (CONTINUED)                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                          ADVISOR CLASS
                                                   ---------------------------
                                                    SIX MONTHS     OCTOBER 2,
                                                      ENDED          1996(G)
                                                    JANUARY 31,        TO
                                                       1998         JULY 31,
                                                    (UNAUDITED)       1997
                                                   ------------   ------------
Net asset value, beginning of period                  $18.57         $16.25

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (b)                        (.07)           .11
Net realized and unrealized gain on investments
  and foreign currency transactions                     1.07           3.76
Net increase in net asset value from operations         1.00           3.87

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                      -0-          (.09)
Distribution in excess of net investment income         (.09)          (.14)
Distributions from net realized gains on
  investments and foreign currency transactions        (2.05)         (1.32)
Total dividends and distributions                      (2.14)         (1.55)
Net asset value, end of period                        $17.43         $18.57

TOTAL RETURN
Total investment return based on net
  asset value (c)                                       5.97%         25.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)             $4,189         $4,130
Ratio of expenses to average net assets (d)(e)          1.57%          1.71%
Ratio of net investment income (loss)to
  average net assets (d)                                (.73)%          .77%
Portfolio turnover rate                                   60%            89%
Average commission rate paid                          $.0384         $.0569



(a)  The Fund changed its year end from February 28 to July 31.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return for a period of less than one year is not annualized.

(d)  Annualized.

(e) Ratio reflects expenses grossed up for expense offset arrangement with the Transfer Agent. For the year ended July 31, 1997, the net expense ratio was 2.04%, 2.74%, 2.73%, 1.71% for Class A, B, C and Advisor Class shares, respectively.

(f) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for trades on which commissions are charged.

(g)  Commencement of distribution.


22


                                                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
W.H. HENDERSON (1)
STIG HOST (1)
RICHARD M. LILLY (1)
ALAN J. STOGA (1)

OFFICERS
THOMAS J. BARDONG, VICE PRESIDENT
FRANCIS REEVES, VICE PRESIDENT
STEPHEN M. BEINHACKER, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
EDMUND P. BERGAN, JR., SECRETARY
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
THE BANK OF NEW YORK
48 Wall Street
New York, NY 10286

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672


(1)  Member of the Audit Committee.


23


ALLIANCE NEW EUROPE FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

EURSR